NMF Form N-SAR 4-30-2017
Exhibit For Item No. 77.O - RULE 10f-3
AFFILIATED UNDERWRITER SYNDICATE TRANSACTIONS

Adviser / Sub-Adviser Amundi Smith Breeden LLC
Nationwide Fund Nationwide Amundi Global High Yield Fund
Issuer Dynegy Inc.
Underwriter/ Affiliated Participant Underwriter
Morgan Stanley & Co., LLC / Credit Agricole Corp & Inv Bank/NY
Aggregate Principal Purchase Amount/
Aggregate Principal Offering Amount
$500,000 / $2,224,000,000
Commission or % of Offering 0% paid to affiliated lender
Purchase Date 1/13/2017

Adviser / Sub-Adviser Amundi Smith Breeden LLC
Nationwide Fund Nationwide Amundi Global High Yield Fund
Issuer Pampa Energia SA
Underwriter/ Affiliated Participant Underwriter
Deutsche Bank Securities Inc. / Credit Agricole Securities USA Inc.
Aggregate Principal Purchase Amount/
Aggregate Principal Offering Amount
$1,380,000 / $750,000,000
Commission or % of Offering 0% paid to affiliated underwriter
Purchase Date 1/17/2017

Adviser / Sub-Adviser Amundi Smith Breeden LLC
Nationwide Fund Nationwide Amundi Global High Yield Fund
Issuer Park Aerospace Holdings (08/15/22 maturity)
Underwriter/ Affiliated Participant Underwriter
UBS Securities LLC / Credit Agricole Securities USA Inc.
Aggregate Principal Purchase Amount/
Aggregate Principal Offering Amount
$280,000 / $1,250,000
Commission or % of Offering 0% paid to affiliated underwriter
Purchase Date 1/20/2017

Adviser / Sub-Adviser Amundi Smith Breeden LLC
Nationwide Fund Nationwide Amundi Global High Yield Fund
Issuer Park Aerospace Holdings (02/15/24 maturity)
Underwriter/ Affiliated Participant Underwriter
UBS Securities LLC / Credit Agricole Securities USA Inc.
Aggregate Principal Purchase Amount/
Aggregate Principal Offering Amount
$375,000 / $1,250,000
Commission or % of Offering 0% paid to affiliated underwriter
Purchase Date 1/20/2017

Adviser / Sub-Adviser Amundi Smith Breeden LLC
Nationwide Fund Nationwide Amundi Global High Yield Fund
Issuer Cliffs Natural Resources
Underwriter/ Affiliated Participant Underwriter
Merrill Lynch, Pierce, Fenner & Smith, Inc. /
Credit Agricole Securities USA Inc.
Aggregate Principal Purchase Amount/
Aggregate Principal Offering Amount
$865,000 / $500,000,000
Commission or % of Offering 0% paid to affiliated underwriter
Purchase Date 2/10/2017

Adviser / Sub-Adviser Amundi Smith Breeden LLC
Nationwide Fund Nationwide Amundi Global High Yield Fund
Issuer Aircastle Ltd
Underwriter/ Affiliated Participant Underwriter
Citigroup Global Markets Inc. / Credit Agricole CIB
Aggregate Principal Purchase Amount/
Aggregate Principal Offering Amount
$215,000 / $500,000,000
Commission or % of Offering 1.50% gross, 0% paid to affiliated underwriter
Purchase Date 3/6/2017

Adviser / Sub-Adviser Amundi Smith Breeden LLC
Nationwide Fund Nationwide Amundi Global High Yield Fund
Issuer CHS/Community Health Sys
Underwriter/ Affiliated Participant Underwriter
Credit Suisse Securities (USA), LLC / Credit Agricole CIB
Aggregate Principal Purchase Amount/
Aggregate Principal Offering Amount
$320,000 / $2,200,000,000
Commission or % of Offering 1.55% gross, 0% paid to affiliated underwriter
Purchase Date 3/7/2017

Adviser / Sub-Adviser Amundi Smith Breeden LLC
Nationwide Fund Nationwide Amundi Global High Yield Fund
Issuer Loxam SAS
Underwriter/ Affiliated Participant Underwriter
Deutsche Bank AG / Credit Agricole CIB
Aggregate Principal Purchase Amount/
Aggregate Principal Offering Amount
$465,000 / $300,000,000
Commission or % of Offering 0% paid to affiliated underwriter
Purchase Date 3/29/2017

Adviser / Sub-Adviser Amundi Smith Breeden LLC
Nationwide Fund Nationwide Amundi Global High Yield Fund
Issuer Exterran NRG Solutions/F
Underwriter/ Affiliated Participant Underwriter
Wells Fargo Securities, LLC / Credit Agricole Securities USA Inc.
Aggregate Principal Purchase Amount/
Aggregate Principal Offering Amount
$945,000 / $375,000,000
Commission or % of Offering 0% paid to affiliated underwriter
Purchase Date 3/30/2017

Adviser / Sub-Adviser Amundi Smith Breeden LLC
Nationwide Fund Nationwide Amundi Strategic Income Fund
Issuer Bank of America Corp
Underwriter/ Affiliated Participant Underwriter
Merrill Lynch, Pierce, Fenner & Smith, Inc. / Credit Agricole CIB
Aggregate Principal Purchase Amount/
Aggregate Principal Offering Amount
$240,000 / $2,500,000,000
Commission or % of Offering 0.45% gross, 0% paid to affiliated  underwriter
Purchase Date 10/18/2016

Adviser / Sub-Adviser Amundi Smith Breeden LLC
Nationwide Fund Nationwide Amundi Strategic Income Fund
Issuer Goldman Sachs Group Inc.
Underwriter/ Affiliated Participant Underwriter
Goldman, Sachs & Co. / Credit Agricole Securities (USA) Inc.
Aggregate Principal Purchase Amount/
Aggregate Principal Offering Amount
$95,000 / $2,750,000,000
Commission or % of Offering 0.45% gross, 0% paid to affiliated underwriter
Purchase Date 11/10/2016

Adviser / Sub-Adviser Amundi Smith Breeden LLC
Nationwide Fund Nationwide Amundi Strategic Income Fund
Issuer Pampa Energia SA
Underwriter/ Affiliated Participant Underwriter
Deutsche Bank Securities Inc. / Credit Agricole Securities USA Inc.
Aggregate Principal Purchase Amount/
Aggregate Principal Offering Amount
$295,000 / $750,000,000
Commission or % of Offering 0% paid to affiliated underwriter
Purchase Date 1/17/2017

Adviser / Sub-Adviser Amundi Smith Breeden LLC
Nationwide Fund Nationwide Amundi Strategic Income Fund
Issuer Park Aerospace Holdings (08/15/22 maturity)
Underwriter/ Affiliated Participant Underwriter
UBS Securities LLC / Credit Agricole Securities USA Inc.
Aggregate Principal Purchase Amount/
Aggregate Principal Offering Amount
$100,000 / $1,250,000
Commission or % of Offering 0% paid to affiliated underwriter
Purchase Date 1/20/2017

Adviser / Sub-Adviser Amundi Smith Breeden LLC
Nationwide Fund Nationwide Amundi Strategic Income Fund
Issuer Park Aerospace Holdings (02/15/24 maturity)
Underwriter/ Affiliated Participant Underwriter
UBS Securities LLC / Credit Agricole Securities USA Inc.
Aggregate Principal Purchase Amount/
Aggregate Principal Offering Amount
$135,000 / $1,250,000
Commission or % of Offering 0% paid to affiliated underwriter
Purchase Date 1/20/2017

Adviser / Sub-Adviser Amundi Smith Breeden LLC
Nationwide Fund Nationwide Amundi Strategic Income Fund
Issuer Aircastle Ltd
Underwriter/ Affiliated Participant Underwriter
Citigroup Global Markets Inc. / Credit Agricole CIB
Aggregate Principal Purchase Amount/ Aggregate Principal Offering Amount
$40,000 / $500,000,000
Commission or % of Offering 1.50% gross, 0% paid to affiliated underwriter
Purchase Date 3/6/2017

Adviser / Sub-Adviser Amundi Smith Breeden LLC
Nationwide Fund Nationwide Amundi Strategic Income Fund
Issuer CHS/Community Health Sys
Underwriter/ Affiliated Participant Underwriter
Credit Suisse Securities (USA), LLC / Credit Agricole CIB
Aggregate Principal Purchase Amount/
Aggregate Principal Offering Amount
$60,000 / $2,200,000,000
Commission or % of Offering 1.55% gross, 0% paid to affiliated underwriter
Purchase Date 3/7/2017

Adviser / Sub-Adviser Amundi Smith Breeden LLC
Nationwide Fund Nationwide Amundi Strategic Income Fund
Issuer Loxam SAS
Underwriter/ Affiliated Participant Underwriter
Deutsche Bank AG / Credit Agricole CIB
Aggregate Principal Purchase Amount/
Aggregate Principal Offering Amount
$100,000 / $300,000,000
Commission or % of Offering 0% paid to affiliated underwriter
Purchase Date 3/29/2017

Adviser / Sub-Adviser Amundi Smith Breeden LLC
Nationwide Fund Nationwide Amundi Strategic Income Fund
Issuer Exterran NRG Solutions/F
Underwriter/ Affiliated Participant Underwriter
Wells Fargo Securities, LLC / Credit Agricole Securities USA Inc.
Aggregate Principal Purchase Amount/
Aggregate Principal Offering Amount
$180,000 / $375,000,000
Commission or % of Offering 0% paid to affiliated underwriter
Purchase Date 3/30/2017

Adviser / Sub-Adviser Amundi Smith Breeden LLC
Nationwide Fund Nationwide Amundi World Bond Fund
Issuer Bank of America Corp
Underwriter/ Affiliated Participant Underwriter
Merrill Lynch, Pierce, Fenner & Smith, Inc. / Credit Agricole CIB
Aggregate Principal Purchase Amount/
Aggregate Principal Offering Amount
$80,000 / $2,500,000,000
Commission or % of Offering 0.45% gross, 0% paid to affiliated underwriter
Purchase Date 10/18/2016

Adviser / Sub-Adviser Amundi Smith Breeden LLC
Nationwide Fund Nationwide Amundi World Bond Fund
Issuer Goldman Sachs Group Inc.
Underwriter/ Affiliated Participant Underwriter
Goldman, Sachs & Co. / Credit Agricole Securities (USA) Inc.
Aggregate Principal Purchase Amount/
Aggregate Principal Offering Amount
$120,000 / $2,750,000,000
Commission or % of Offering 0.45% gross, 0% paid to affiliated underwriter
Purchase Date 11/10/2016

Adviser / Sub-Adviser Amundi Smith Breeden LLC
Nationwide Fund Nationwide Amundi World Bond Fund
Issuer Aircastle Ltd
Underwriter/ Affiliated Participant Underwriter
Citigroup Global Markets Inc. / Credit Agricole CIB
Aggregate Principal Purchase Amount/
Aggregate Principal Offering Amount $15,000 / $500,000,000
Commission or % of Offering 1.50% gross, 0% paid to affiliated underwriter
Purchase Date 3/6/2017

Adviser / Sub-Adviser HighMark Capital Management, Inc.
Nationwide Fund Nationwide HighMark Bond Fund
Issuer Toyota Auto Receivables 2016-D 1.23% 10/15/2020
Underwriter/ Affiliated Participant Underwriter
J.P. Morgan / US Bancorp
Aggregate Principal Purchase Amount/
Aggregate Principal Offering Amount
$20,000,000 / $334,000,000
Commission or % of Offering 0.25%
Purchase Date 10/4/2016

Adviser / Sub-Adviser HighMark Capital Management, Inc.
Nationwide Fund Nationwide HighMark Bond Fund
Issuer Citigroup 3.20% 10/21/2026
Underwriter/ Affiliated Participant Underwriter
Citigroup / Mitsubishi UFJ Securities
Aggregate Principal Purchase Amount/
ggregate Principal Offering Amount
$10,000,000 / $3,000,000,000
Commission or % of Offering 0.425%
Purchase Date 10/17/2016

Adviser / Sub-Adviser HighMark Capital Management, Inc.
Nationwide Fund Nationwide HighMark Bond Fund
Issuer Honeywell 1.40% 10/30/2019
Underwriter/ Affiliated Participant Underwriter
J.P. Morgan / U.S. Bancorp
Aggregate Principal Purchase Amount/
Aggregate Principal Offering Amount
$20,000,000 / $1,250,000,000
Commission or % of Offering 0.25%
Purchase Date 10/24/2016

Adviser / Sub-Adviser HighMark Capital Management, Inc.
Nationwide Fund Nationwide HighMark Bond Fund
Issuer Daimler Finance 1.75% 10/30/2019
Underwriter/ Affiliated Participant Underwriter
Citigroup / Mitsubishi UFJ Securities
Aggregate Principal Purchase Amount/
Aggregate Principal Offering Amount
$10,000,000 / $1,100,000,000
Commission or % of Offering N/A (144a)
Purchase Date 10/26/2016

Adviser / Sub-Adviser HighMark Capital Management, Inc.
Nationwide Fund Nationwide HighMark Bond Fund
Issuer Johnson & Johnson 3.75% 03/03/2047
Underwriter/ Affiliated Participant Underwriter
J.P. Morgan Securities / MUFG
Aggregate Principal Purchase Amount/
Aggregate Principal Offering Amount
$10,000,000 / $1,000,000,000
Commission or % of Offering 0.75%
Purchase Date 2/28/2017

Adviser / Sub-Adviser HighMark Capital Management, Inc.
Nationwide Fund Nationwide HighMark Bond Fund
Issuer Bank of Nova Scotia 2.70% 03/07/2022
Underwriter/ Affiliated Participant Underwriter
Scotia Capital / Morgan Stanley
Aggregate Principal Purchase Amount/
Aggregate Principal Offering Amount
$10,000,000 / $1,500,000,000
Commission or % of Offering 0.35%
Purchase Date 3/1/2017

Adviser / Sub-Adviser HighMark Capital Management, Inc.
Nationwide Fund Nationwide HighMark Short Term Bond Fund
Issuer Toyota Auto Receivables 2016-D 1.23% 10/15/2020
Underwriter/ Affiliated Participant Underwriter
J.P. Morgan / US Bancorp
Aggregate Principal Purchase Amount/
Aggregate Principal Offering Amount
$20,000,000 / $334,000,000
Commission or % of Offering 0.25%
Purchase Date 10/4/2016

Adviser / Sub-Adviser HighMark Capital Management, Inc.
Nationwide Fund Nationwide HighMark Short Term Bond Fund
Issuer Honeywell 1.40% 10/30/2019
Underwriter/ Affiliated Participant Underwriter
J.P. Morgan / U.S. Bancorp
Aggregate Principal Purchase Amount/
Aggregate Principal Offering Amount
$20,000,000 / $1,250,000,000
Commission or % of Offering 0.25%
Purchase Date 10/24/2016

Adviser / Sub-Adviser HighMark Capital Management, Inc.
Nationwide Fund Nationwide HighMark Short Term Bond Fund
Issuer Daimler Finance 1.75% 10/30/2019
Underwriter/ Affiliated Participant Underwriter
Citigroup / Mitsubishi UFJ Securities
Aggregate Principal Purchase Amount/
Aggregate Principal Offering Amount
$10,000,000 / $1,100,000,000
Commission or % of Offering N/A (144a)
Purchase Date 10/26/2016

Adviser / Sub-Adviser HighMark Capital Management, Inc.
Nationwide Fund Nationwide HighMark Short Term Bond Fund
Issuer MolsonCoors 2.25% 03/15/2020
Underwriter/ Affiliated Participant Underwriter
CitiGroup Global / MUFG
Aggregate Principal Purchase Amount/
Aggregate Principal Offering Amount
$5,000,000 / $500,000,000
Commission or % of Offering N/A
Purchase Date 3/6/2017

Adviser / Sub-Adviser UBS Asset Management
(formerly, UBS Asset Management (Americas) Inc.)
Nationwide Fund Nationwide High Yield Bond Fund
Issuer Centene Corp 4.75% due 01/15/2025
Underwriter/ Affiliated Participant Underwriter
Barclays Capital Inc. / US Bancorp
Aggregate Principal Purchase Amount/
Aggregate Principal Offering Amount
$85,000 (Nationwide) / $1,200,000,000
Commission or % of Offering 1.25%
Purchase Date 10/26/2016

Adviser / Sub-Adviser UBS Asset Management
(formerly, UBS Asset Management (Americas) Inc.)
Nationwide Fund Nationwide High Yield Bond Fund
Issuer Bombardier Inc. 144A 8.75% due 12/01/2021
Underwriter/ Affiliated Participant Underwriter
Bank of America NA / UBS Investment Bank
Aggregate Principal Purchase Amount/
Aggregate Principal Offering Amount
$90,000 (Nationwide) / $1,400,000,000
Commission or % of Offering 1.25%
Purchase Date 11/16/2016

Adviser / Sub-Adviser UBS Asset Management
(formerly, UBS Asset Management (Americas) Inc.)
Nationwide Fund Nationwide High Yield Bond Fund
Issuer Hilton Grand Vaca LLC/Inc. 6.125% due 12/01/2024
Underwriter/ Affiliated Participant Underwriter
Goldman Sachs & Co. / US Bancorp
Aggregate Principal Purchase Amount/
Aggregate Principal Offering Amount
$25,000 (Nationwide) / $300,000,000
Commission or % of Offering 1.75%
Purchase Date 11/18/2016

Adviser / Sub-Adviser UBS Asset Management
(formerly, UBS Asset Management (Americas) Inc.)
Nationwide Fund Nationwide High Yield Bond Fund
Issuer Grinding Med/MC Grinding 7.375% due 12/15/2023
Underwriter/ Affiliated Participant Underwriter
Morgan Stanley & Co. Inc. / UBS Investment Bank
Aggregate Principal Purchase Amount/
Aggregate Principal Offering Amount
$20,000 (Nationwide) / $775,000,000
Commission or % of Offering 2.50%
Purchase Date 12/2/2016

Adviser / Sub-Adviser UBS Asset Management
(formerly, UBS Asset Management (Americas) Inc.)
Nationwide Fund Nationwide High Yield Bond Fund
Issuer NCL Corp Ltd 4.75% due 12/15/2021
Underwriter/ Affiliated Participant Underwriter
Barclays Capital Inc. / UBS Investment Bank
Aggregate Principal Purchase Amount/
Aggregate Principal Offering Amount
$125,000 (Nationwide) / $700,000,000
Commission or % of Offering 1.00%
Purchase Date 12/5/2016

Adviser / Sub-Adviser UBS Asset Management
(formerly, UBS Asset Management (Americas) Inc.)
Nationwide Fund Nationwide High Yield Bond Fund
Issuer Penn National Gaming Inc. 144A 5.625% due 01/15/2027
Underwriter/ Affiliated Participant Underwriter
JPMorgan Securities Inc. / UBS Investment Bank and US Bancorp
Aggregate Principal Purchase Amount/
Aggregate Principal Offering Amount
$45,000 (Nationwide) / $400,000,000
Commission or % of Offering 1.15%
Purchase Date 1/12/2017

Adviser / Sub-Adviser UBS Asset Management
(formerly, UBS Asset Management (Americas) Inc.)
Nationwide Fund Nationwide High Yield Bond Fund
Issuer Post Holdings Inc. 144A 5.5% due 03/01/2025
Underwriter/ Affiliated Participant Underwriter
Barclays Capital Inc. / UBS Investment Bank
Aggregate Principal Purchase Amount/
Aggregate Principal Offering Amount
$85,000 (Nationwide) / $1,000,000,000
Commission or % of Offering 1.00%
Purchase Date 2/6/2017

Adviser / Sub-Adviser UBS Asset Management
(formerly, UBS Asset Management (Americas) Inc.)
Nationwide Fund Nationwide High Yield Bond Fund
Issuer CHS/Community Health Sys 6.25% due 03/31/2023
Underwriter/ Affiliated Participant Underwriter
CS First Boston Corp / UBS Investment Bank
Aggregate Principal Purchase Amount/
Aggregate Principal Offering Amount
$50,000 (Nationwide) / $2,200,000,000
Commission or % of Offering 1.550%
Purchase Date 3/7/2017

Adviser / Sub-Adviser UBS Asset Management
(formerly, UBS Asset Management (Americas) Inc.)
Nationwide Fund Nationwide High Yield Bond Fund
Issuer WellCare Health Plans, Inc. 5.25% due 04/01/2025
Underwriter/ Affiliated Participant Underwriter
JPMorgan Securities Inc. / US Bancorp
Aggregate Principal Purchase Amount/
Aggregate Principal Offering Amount
$30,000 (Nationwide) / $1,200,000,000
Commission or % of Offering 1.25%
Purchase Date 3/8/2017

Adviser / Sub-Adviser UBS Asset Management
(formerly, UBS Asset Management (Americas) Inc.)
Nationwide Fund Nationwide High Yield Bond Fund
Issuer Dana Financing LUX SARL 144A 5.75% due 04/15/2025
Underwriter/ Affiliated Participant Underwriter
Citigroup Global Markets / UBS Investment Bank
Aggregate Principal Purchase Amount/
Aggregate Principal Offering Amount
$70,000 (Nationwide) / $400,000,000
Commission or % of Offering 1.25%
Purchase Date 3/21/2017